Final Execution Version

Exhibit 10.58

Certain portions of this exhibit, marked by [***], have been excluded because they are both not material and are the type that the registrant treats as private or confidential.

AMENDMENT NO. 4

This Amendment No. 4 (the “Fourth Amendment”) to the Strategic Collaboration Agreement, dated July 31, 2015, as previously amended by Amendment No. 1 dated October 18, 2018, Amendment No. 2 dated April 30, 2020, Amendment No. 3 dated December 17, 2020, and that certain letter agreement regarding [***] (the “[***] Letter Agreement”) dated August 28, 2024 (the “Agreement”) is made by and between

(1)          ASTRAZENECA AB, a company incorporated in Sweden under no. 556011-7482 with its registered office at SE-151 85 Södertälje, Sweden (“AstraZeneca”) and

(2)         IONIS PHARMACEUTICALS, INC., a Delaware corporation, (formerly known as Isis Pharmaceuticals, Inc.) having its principal place of business at 2855 Gazelle Court, Carlsbad, California 92010 (“Ionis”),

and is made effective as of December 23, 2024 (the “Fourth Amendment Effective Date).

Recitals

WHEREAS, the Parties entered into the Agreement to establish a strategic collaboration focused on the Primary Diseases;

WHEREAS, as of the Fourth Amendment Effective Date, and in accordance with the Agreement, AstraZeneca is Developing the following: (i) a Product that comprises a Compound designed to bind to APOL1 (each, an “APOL1 Product”); (ii) a Product that comprises a Compound designed to bind to PNPLA3 (each, a “PNPLA3 Product”), and (iii) a Product that comprises a Compound designed to bind to [***] (each such Product, [***] “[***] Product” and together with the APOL1 Products and PNPLA3 Products, the “Collaboration Products”);

WHEREAS, the Parties now desire to amend and restate certain financial provisions of the Agreement with respect to the Collaboration Products;

WHEREAS, in addition to the Collaboration Products, AstraZeneca seeks to develop an antisense drug discovered by Ionis targeting [***] for the treatment of pulmonary diseases; and

WHEREAS, Ionis now desires to grant to AstraZeneca, and AstraZeneca now desires to accept from Ionis, an exclusive license to Develop, Manufacture and Commercialize the [***] Products.

Final Execution Version
Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained in this Fourth Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	Definitions

Any capitalized term not separately defined in this Fourth Amendment will have the meaning ascribed to it in the Agreement.

2.	Modifications

a.
Section 3.1.1.  Section 3.1.1 (Ionis’ and AstraZeneca’s Exclusivity Covenants) is hereby amended by adding the following, as new subclause (d), at the end of Section 3.1.1 (Ionis’ and AstraZeneca’s Exclusivity Covenants):

“(d)       [***] After Fourth Amendment Effective Date.  The development or commercialization of an ASO that is designed to bind to [***] after the Fourth Amendment Effective Date, (1) with respect to development of an ASO that is designed to bind to [***], until [***] or [***], and (2) on a country-by-country basis with respect to commercialization of an ASO that is designed to bind to [***], until [***].”

b.	Section 3.1.3(a)(ii). Section 3.1.3(a)(ii) is hereby deleted in its entirety and replaced with the following:

“(ii)
Any activities permitted under the Prior Agreements as such agreements are in effect on, with respect to any Collaboration Target, the date the Target is put on the High Interest Target List (or, with respect to [***], the Fourth Amendment Effective Date) and have been disclosed to AstraZeneca (and not as such Prior Agreements may be amended after such date); and”

c.	ARTICLE 4. ARTICLE 4 (License Grants; Technology Transfer and Support) is hereby amended in accordance with the below.

i.	Section 4.1.1 (Collaboration Target Development and Commercialization Licenses) is hereby deleted in its entirety and replaced with the following:

“4.1.1	Development and Commercialization Licenses.

(a)
Collaboration Product Development and Commercialization Licenses.  With respect to each Collaboration Product, subject to the terms and conditions of this Agreement, Ionis hereby grants AstraZeneca a worldwide, exclusive (including with regard to Ionis and its Affiliates), perpetual and irrevocable (except as otherwise expressly provided in this Agreement), royalty-bearing, sublicensable (in accordance with Section 4.1.2 below) license under the Licensed Technology to Research, Develop, Manufacture, have Manufactured (in accordance with Section 4.1.2 below) and Commercialize such Collaboration Product in the Field.

Final Execution Version
(b)
[***] Product Development and Commercialization Licenses.  As of the Fourth Amendment Effective Date, with respect to each [***] Product, subject to the terms and conditions of this Agreement, Ionis hereby grants AstraZeneca a worldwide, exclusive (including with regard to Ionis and its Affiliates), perpetual and irrevocable (except as otherwise expressly provided in this Agreement), royalty‑bearing, sublicensable (in accordance with Section 4.1.2 below) license under the Licensed Technology to Research, Develop, Manufacture, have Manufactured (in accordance with Section 4.1.2 below) and Commercialize such [***] Product in the Field.”;

ii.	Section 4.1.3 (Consequence of Natural Expiration of this Agreement) is hereby deleted in its entirety and replaced with the following:

“4.1.3
Consequence of Natural Expiration of this Agreement.  On a Product‑by‑Product basis, if this Agreement expires (i.e., is not terminated early) in a particular country in accordance with Section 10.1 then, in addition to the terms set forth in Section 10.3.1(c), Section 10.3.1(f), Section 10.3.1(g) and Section 10.3.1(h), the applicable license under Section 4.1.1 to the Licensed Know-How for such Product will automatically convert into a perpetual, non-exclusive, worldwide, royalty-free, fully paid-up, sublicensable license under the Licensed Know-How to Manufacture, Research, Develop and Commercialize the Product that is the subject of such expiration in such country.”;

iii.	Section 4.1.5 (License Conditions; Limitations) is hereby deleted in its entirety and replaced with the following:

“4.1.5.
License Conditions; Limitations.  Subject to Section 6.8 and Section 6.9, on a Product-by-Product basis, the licenses granted under Section 4.1.1 and the sublicense rights under Section 4.1.2 are subject to and limited by (i) the Prior Agreements as such agreements are in effect on, with respect to the Collaboration Products, the date the Collaboration Target was designated as a High Interest Target and placed on the High Interest Target List (or, with respect to [***] Products, the Fourth Amendment Effective Date) and have been disclosed to AstraZeneca prior to such date (and not as such Prior Agreement may be amended thereafter), (ii) the Ionis In-License Agreements as such agreements are in effect on the date identified as Ionis In-License Agreements and added to Appendix 3 as provided in Section 6.8.5 (and in the form disclosed to AstraZeneca prior to such date and not as such Ionis In-License Agreements may be amended thereafter unless such amendment is made with AstraZeneca’s prior written consent); and (iii) the granting of, or performance of obligations under, Permitted Licenses.”;

Final Execution Version
iv.	Section 4.2.1 (Assignment of Ionis Product-Specific Patents; Grant Back to Ionis) is hereby deleted in its entirety and replaced with the following:

“4.2.1.
On a Licensed Program-by-Licensed Program basis, at any time after completion of the first Phase 2 Study for the applicable Product from such Licensed Program, after discussion by the IP Managers, Ionis will assign to AstraZeneca (and AstraZeneca will accept from Ionis), Ionis’ ownership interest in all Ionis Product-Specific Patents within the Licensed Patents that are owned by Ionis (whether solely owned or jointly owned with one or more Third Parties); provided that, if either Party reasonably determines that such assignment would be likely to adversely affect the applicable Licensed Patent (including diminishing the scope, term, validity or enforceability of such Licensed Patent), then, [***]”; and

v.	ARTICLE 4 (License Grants; Technology Transfer and Support) is hereby amended by inserting after Section 4.8 (Technology Transfer) the following new Sections 4.9, 4.10 and 4.11:

“4.9
Lead [***] Compound Technology Transfer.  With respect to the Lead [***] Compound, after the Fourth Amendment Effective Date, Ionis will deliver to AstraZeneca the Licensed Know-How identified in the technology transfer plan attached hereto as Appendix 9, which such Licensed Know-How comprises the Licensed Know-How described in Section 4.9.1 and Section 4.9.2.  Within 30 days following the Fourth Amendment Effective Date or as otherwise agreed by the Parties, designated representatives of each Party will meet to identify any Licensed Know-How related to the Lead [***] Compound that Ionis did not initially provide hereunder and the timeline(s) for the transfer thereof from Ionis to AstraZeneca.  If any additional Licensed Know-How related to the Lead [***] Compound was identified, then the Parties will amend Appendix 9 to include such Licensed-Know How and timeline(s) promptly after such meeting.

4.9.1
Licensed Know-How – Generally.  Copies of Licensed Know-How (other than the Ionis Manufacturing and Analytical Know-How) in the Field in Ionis’ possession, for use solely in accordance with the licenses granted under Section 4.1.1(b) and Section 4.3, to AstraZeneca together with any regulatory documentation (including drafts, if any) related to the Lead [***] Compound.  To assist with the transfer of such Licensed Know-How, Ionis will provide [***] consulting support hours to AstraZeneca during normal business hours in furtherance of such transfer, including [***].

Final Execution Version
4.9.2
Ionis Manufacturing and Analytical Know-How.  Solely for use by AstraZeneca, its Affiliates or a Third Party acting on AstraZeneca’s behalf to Manufacture API for [***] Products for AstraZeneca, its Affiliates or Sublicensees, in AstraZeneca’s own, or an Affiliate’s, or up to two mutually agreed Licensed CMO’s manufacturing facility, copies of the Ionis Manufacturing and Analytical Know-How relating to the Lead [***] Compound in Ionis’ possession, which is necessary for the exercise by AstraZeneca, its Affiliates or a Third Party of the Manufacturing rights granted under Section 4.1.1(b).  Ionis will provide [***] consulting support hours to AstraZeneca during normal business hours in furtherance of such transfer, including [***].

4.10
Technology Transfer for [***].  AstraZeneca may request that Ionis deliver Licensed Know-How with respect to [***] pursuant to a written technology transfer plan to be mutually agreed by Ionis and AstraZeneca. Promptly following such AstraZeneca request, designated representatives of each Party will meet to identify Licensed Know-How in Ionis’ possession that has not previously been provided hereunder and is related to the [***] that are the subject of AstraZeneca’s request.  Any such technology transfer plan for delivery of Licensed Know-How pursuant to this Section 4.10 will correspond to delivery of the Licensed Know-How as described in Section 4.9.1 and Section 4.9.2 but with respect to such [***].

4.11
Cooperation Plans.  Either Party may propose to the other Party a program of coordinated activities between the Parties to support progress of one or more of the Licensed Programs.  If the other Party, at its sole discretion, determines to engage with the requesting Party in such proposed activities, then each Alliance Manager will confer with the applicable representatives from its respective Party and, thereafter, the Alliance Managers will prepare and agree upon a written cooperation plan that details the activities agreed for such engagement between the Parties (each such plan, a “Cooperation Plan”).  Each Party will use Commercially Reasonable Efforts to conduct its designated activities under such Cooperation Plan in accordance with the timelines specified therein and at its own expense, unless otherwise specified in writing in such Cooperation Plan.”

d.	Section 5.1. Section 5.1 (AstraZeneca Diligence) is hereby deleted in its entirety and replaced with the following:

Final Execution Version
“5.1
AstraZeneca Diligence.  On a Licensed Program-by-Licensed Program basis, (a) with respect to the Collaboration Products, commencing on the Collaboration Program Exercise Date for the applicable Collaboration Product, and (b) with respect to the [***] Products, commencing on the Fourth Amendment Effective Date, except as expressly provided otherwise in this Agreement, AstraZeneca is solely responsible for the Development, Manufacture and Commercialization of the Collaboration Products and the [***] Products, and will be solely responsible for all costs associated therewith.  With respect to each Licensed Program, AstraZeneca will use Commercially Reasonable Efforts (i) to Develop a Product and to seek Approval for such Product for use in humans [***], (ii) following Approval, to Commercialize such Product for use in humans [***], (iii) to Develop and Commercialize a Product for use in humans worldwide (outside of [***]) to the extent consistent with the global commercialization strategy and efforts AstraZeneca would use for AstraZeneca’s similar products in the same franchise, and (iv) to Develop and Commercialize each Product substantially in accordance with the applicable IPP.”

e.	Section 5.1.1. The first sentence of Section 5.1.1 (Specific Performance Milestone Events) is hereby deleted in its entirety and replaced with the following:

“On a Licensed Program-by-Licensed Program basis, within [***] after the Collaboration Program Exercise Date (or, with respect to the [***] Licensed Program, [***] after the Fourth Amendment Effective Date), AstraZeneca will identify and provide to Ionis specific performance milestone events (“Specific Performance Milestone Events”) for the first Product from such Licensed Program and the [***] based on the information then available to AstraZeneca and its then-current practices, and in all cases consistent with AstraZeneca’s then current internal specific performance milestone event metrics for the applicable AstraZeneca franchise.”

f.	Section 5.1.2. Section 5.1.2 (Integrated Product Plans) is hereby deleted in its entirety and replaced with the following:

“For each Licensed Program, AstraZeneca will prepare a global integrated Product plan or a comparable document consistent with AstraZeneca’s then current internal practices for AstraZeneca’s internal programs outlining key aspects of the Development and Commercialization of the Product from such Licensed Program (each plan or other such document, an “Integrated Product Plan” or “IPP”), including high level aspects of regulatory strategy and submission dates for necessary filings with applicable Regulatory Authorities to support Approval of such Product.  On a Product-by-Product basis, AstraZeneca will prepare each IPP no later than [***] for the relevant Product, and the IPP will contain high level information consistent with AstraZeneca’s development and commercialization plans for its similar products at similar stages of development and commercialization in the same AstraZeneca franchise,  including without limitation a status update, timelines, goals, and the criteria AstraZeneca will use to make internal decisions, but excluding information that AstraZeneca is required not to share even under confidentiality pursuant to restrictions imposed by any Third Party.  Once AstraZeneca has prepared an IPP, AstraZeneca will update it consistent with AstraZeneca’s standard practice consistently applied (including if the IPP is updated and presented to an AstraZeneca internal committee) but at least Annually and will provide such updates promptly to Ionis.  AstraZeneca and Ionis will meet (through the JSC or as the Parties may otherwise agree) on a yearly basis to discuss the draft of the IPP and AstraZeneca will consider, in good faith, any proposals and comments made by Ionis for incorporation in the IPP.  AstraZeneca and Ionis will [***], to discuss the status of execution of the IPP.  Additionally, subject to AstraZeneca’s confidentiality obligations to any Third Party, AstraZeneca will provide more frequent updates in the case of extraordinary material events (e.g., approvals, regulatory feedback, etc.) consistent with AstraZeneca’s standard practice consistently applied.  For the avoidance of doubt, information provided by AstraZeneca to Ionis pursuant to this Section 5.1.2 shall be treated by Ionis as AstraZeneca’s Confidential Information subject to the provisions in ARTICLE 11.”

Final Execution Version
g.	Section 5.3.3. The following sentence is hereby added as the second sentence of Section 5.3.3 (Assistance with Regulatory Filings):

“After the Fourth Amendment Effective Date, upon AstraZeneca’s written request [***], Ionis will prepare the reports that, with respect to [***] Products, pertain to any Research and Development conducted by Ionis, as required for inclusion in the IND for such [***] Product.”

h.	Section 5.4.1. Section 5.4.1 is hereby deleted in its entirety and replaced with the following:

“5.4.1.
Ionis maintains an internal database that includes information regarding the tolerability of its drug compounds, individually and as a class, including information discovered during pre-clinical and clinical development (the “Ionis Internal ASO Safety Database”).  In an effort to maximize understanding of the safety profile and pharmacokinetics of Ionis compounds, AstraZeneca will cooperate in connection with populating the Ionis Internal ASO Safety Database, provided that AstraZeneca’s obligations pursuant to this Section 5.4.1 are subject to AstraZeneca’s compliance with Applicable Laws and obligations to Third Parties pursuant to binding contractual commitments entered into with respect to the conduct of any Clinical Study of any Licensed Product and, in particular, AstraZeneca will not be required to disclose any information in contravention of Applicable Laws or such binding contractual commitments relating to data privacy.  With respect to any binding contractual commitments entered into after the Fourth Amendment Effective Date with any Third Party in connection with any Clinical Study of a Licensed Product, AstraZeneca will use Commercially Reasonable Efforts to ensure that such agreements include provisions permitting the transfer of safety data to Ionis in accordance with this Section 5.4.1.  AstraZeneca will provide Ionis with aggregate safety reports related to Products licensed by AstraZeneca under this Agreement, including annual Development Safety Update Reports (DSURs) as soon as practicable following the date such information is available to AstraZeneca (but not later than [***] after AstraZeneca’s receipt of such information).  In addition, with respect to Products, AstraZeneca will provide Ionis with copies of the safety sections of any final clinical study reports following completion of each Clinical Study. The Parties will discuss in good faith [***].  Furthermore, AstraZeneca will answer any follow-up questions reasonably requested by Ionis to conduct analyses to keep Ionis and its partners informed regarding class generic properties of ASOs, including with respect to safety.  All information disclosed by AstraZeneca to Ionis pursuant to this Section 5.4.1 will be AstraZeneca Confidential Information; provided, however, that so long as Ionis does not disclose the identity of a Product (or the relevant Target) or AstraZeneca’s identity, Ionis may disclose any such AstraZeneca Confidential Information to Regulatory Authorities and Ionis’ other partners pursuant to Section 5.4.2 below if such information is regarding class generic properties of ASOs and, with respect to Ionis’ partners, such partners have agreed to a similar provision permitting the disclosure of their Confidential Information relating to ASOs to Ionis’ partners.  AstraZeneca will deliver all such information to Ionis for the Ionis Internal ASO Safety Database to Ionis Pharmaceuticals, Inc., 2855 Gazelle Court, Carlsbad, California 92010, Attention: Chief Medical Officer (or to such other address/contact designated in writing by Ionis).  AstraZeneca will also cause its Affiliates and Sublicensees to comply with this Section 5.4.1.”

Final Execution Version
i.	Section 5.5.1. Section 5.5.1 (Initial Supply to AstraZeneca) is hereby amended in accordance with the below.

i.	The following sentence is added to the end of Section 5.5.1(a):

“In support of AstraZeneca’s Development of [***] Products, Ionis will manufacture and supply [***] of API for a [***] Product.”; and

ii.	Section 5.5.1(d) is hereby deleted in its entirety and replaced with the following:

“(d)
After AstraZeneca’s exercise of its Collaboration Program License Right for the applicable Collaboration Product (or, with respect to the [***] Licensed Program, after the Fourth Amendment Effective Date), in addition to the supply set forth in this Section 5.5, Ionis will sell to AstraZeneca, if AstraZeneca desires, any other inventory of API and finished drug Product in Ionis’ possession at [***].”

j.	Section 6.1. Section 6.1 (Up-Front Fee) is hereby amended to include the following at the end of this section:

“In addition, within [***] following the Fourth Amendment Effective Date, AstraZeneca will pay Ionis an up‑front fee of $25,000,000 in consideration for the exclusive license granted under Section 4.1.1 to AstraZeneca for [***] Products.”

Final Execution Version
k.
Section 6.4.  The Parties hereby agree that, notwithstanding the provisions of Section 6.4 (Milestone Payments for Achievement of Milestone Events by a Product) of the Agreement, solely with respect to the Licensed Programs for the Fourth Amendment Products, Table 1 is hereby amended to read as follows:

Table 1
Product Milestone Event	PNPLA3 Product Milestone Event Payment	APOL1 Product Milestone Event Payment	[***] Product Milestone Event Payment*	[***] Product Milestone Event Payment
[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	$[***]	$[***]	$[***]
[***]	[***]	$[***]	$[***]	[***]
[***]	$[***]	$[***]	$[***]	[***]
[***]	[***]	[***]	[***]	$[***]
[***]	$[***]	$[***]	$[***]	[***]
[***]	$[***]	$[***]	$[***]	[***]
[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	[***]
[***]	$[***]	$[***]	$[***]	[***]
[***]	$[***]	$[***]	$[***]	[***]

*With respect to the [***] Licensed Program, the Parties hereby agree that Table 1a (Development Milestones) of the [***] Letter Agreement is deleted in its entirety and replaced with new Table 1a ([***] Licensed Program Development Milestones) set forth in Schedule 6.4, attached to the Fourth Amendment.

l.	Section 6.7.1. The Parties hereby agree that, notwithstanding the provisions of Section 6.7.1 (AstraZeneca Full Royalty) of the Agreement:

i.	Solely with respect to the Licensed Program for PNPLA3 Products, Table 2 is hereby amended to read as follows:

Table 2
Royalty Tier	Annual Worldwide Net Sales of Products from a Licensed Program (Applicable only to PNPLA3 Products)	Royalty Rate
1	For the portion of Annual Worldwide Net Sales < $[***]	[***]%
2	For the portion of Annual Worldwide Net Sales ≥ $[***] but < $[***]	[***]%
3	For the portion of Annual Worldwide Net Sales ≥ $[***] but < $[***]	[***]%
4	For the portion of Annual Worldwide Net Sales ≥ $[***] but < $[***]	[***]%
5	For the portion of Annual Worldwide Net Sales ≥ $[***]	[***]%

Final Execution Version
ii.	Solely with respect to the Licensed Program for APOL1 Products, Table 2 is hereby amended to read as follows:

Table 2
Royalty Tier	Annual Worldwide Net Sales of Products from a Licensed Program (Applicable only to APOL1 Products)	Royalty Rate
1	For the portion of Annual Worldwide Net Sales < $[***]	[***]%
2	For the portion of Annual Worldwide Net Sales ≥ $[***] but < $[***]	[***]%
3	For the portion of Annual Worldwide Net Sales ≥ $[***] but < $[***]	[***]%
4	For the portion of Annual Worldwide Net Sales ≥ $[***]	[***]%

iii.	Solely with respect to the Licensed Program for [***] Products, Table 2 is hereby amended to read as follows:

Table 2
Royalty Tier	Annual Worldwide Net Sales of Products from a Licensed Program (Applicable only to [***] Products)	Royalty Rate**
1	For the portion of Annual Worldwide Net Sales < $[***]	[***]%
2	For the portion of Annual Worldwide Net Sales ≥ $[***] but < $[***]	[***]%
3	For the portion of Annual Worldwide Net Sales ≥ $[***]	[***]%

**With respect to the Licensed Program for [***] Products, the Parties hereby agree that Table 3a (Royalties) of the [***] Letter Agreement is deleted in its entirety and replaced with new Table 3a ([***] Licensed Program Royalties) set forth in Schedule 6.7.1, attached to the Fourth Amendment.

Final Execution Version
iv.	Solely with respect to the [***] Licensed Program, Table 2 is hereby amended to read as follows:

Table 2
Royalty Tier	Annual Worldwide Net Sales of Products from a Licensed Program (Applicable only to [***] Products)	Royalty Rate
1	For the portion of Annual Worldwide Net Sales < $[***]	[***]%
2	For the portion of Annual Worldwide Net Sales ≥ $[***] but < $[***]	[***]%
3	For the portion of Annual Worldwide Net Sales ≥ $[***] but < $[***]	[***]%
4	For the portion of Annual Worldwide Net Sales ≥ $[***] but < $[***]	[***]%
5	For the portion of Annual Worldwide Net Sales ≥ $[***] but < $[***]	[***]%
6	For the portion of Annual Worldwide Net Sales ≥ $[***]	[***]%

m.	Section 6.8.2. Section 6.8.2 (New In-Licensed Additional Product-Specific Patents) is hereby amended in accordance with the below.

i.	“Product” in Section 6.8.2(b)(1) is hereby replaced with “Collaboration Product.”; and

ii.	The following subsection is inserted after Section 6.8.2(b) (After Exercise of Collaboration Program License Right) as new Section 6.8.2(c):

“(c)             With Respect to the [***] Product.

(1)          With respect to [***] Products, following the Fourth Amendment Effective Date, AstraZeneca or Ionis, as the case may be, will promptly provide the other Party written notice of any additional Third Party Patent Rights necessary to practice an Ionis Product-Specific Patent to Develop or Commercialize a [***] Product (“Additional [***] Product-Specific Patents) it believes it has identified and AstraZeneca will have the first right, but not the obligation, to negotiate with, and obtain a license from the Third Party Controlling such Additional [***] Product-Specific Patent.  If AstraZeneca obtains any such Additional [***] Product-Specific Patents, then any and all Third Party Obligations arising under such Third Party agreement will be paid by [***] as [***].

Final Execution Version
(2)          If, however, AstraZeneca elects not to obtain such a license to such Additional [***] Product-Specific Patents, AstraZeneca will so notify Ionis, and Ionis may obtain such a license to such Additional [***] Product-Specific Patents and will include such Additional [***] Product-Specific Patent in the license granted to AstraZeneca under Section 4.1.1 [***].  On [***], such in-license agreement shall be an Ionis In-License Agreement and Appendix 3 shall be updated accordingly.”

n.	Section 6.14. Section 6.14 (Commercial Milestones for [***] Products) is hereby deleted in its entirety and replaced with the following:

“6.14     Commercial Milestones.  In partial consideration for the rights and licenses granted to AstraZeneca hereunder, in accordance with Section 6.5.5, on a Fourth Amendment Product-by-Fourth Amendment Product and Calendar Year-by-Calendar Year basis, when the aggregate of all Net Sales of the applicable Fourth Amendment Product made by AstraZeneca or any of its Affiliates or Sublicensees in such Calendar Year exceeds the threshold (each, an “Annual Net Sales Milestone Threshold) set forth in the left-hand column of Table 3, AstraZeneca will pay to Ionis a milestone payment (each, an “Annual Net Sales-Based Milestone Payment”) in the corresponding amount set forth in the applicable column of Table 3:

Table 3
Annual Net Sales Milestone Threshold	Annual Net Sales-Based Milestone Payment for PNPLA3 Products	Annual Net Sales-Based Milestone Payment for APOL1 Products	Annual Net Sales-Based Milestone Payment for [***] Products***	Annual Net Sales-Based Milestone Payment for [***] Products
$[***]	[***]	[***]	[***]	$[***]
$[***]	$[***]	$[***]	$[***]	$[***]
$[***]	$[***]	$[***]	$[***]	$[***]
$[***]	[***]	[***]	[***]	$[***]
$[***]	$[***]	$[***]	$[***]	[***]

If, with respect to the applicable Fourth Amendment Product, in a given Calendar Year more than one of the foregoing thresholds for such Fourth Amendment Product set forth in Table 3 is exceeded, AstraZeneca will pay to Ionis a separate Annual Net Sales-Based Milestone Payment with respect to each such threshold that is exceeded in such Calendar Year for such Fourth Amendment Product.  Each milestone payment in this Section 6.14 (Commercial Milestones) will be payable only upon the first achievement of such milestone event for such Fourth Amendment Product in a given Calendar Year and no amounts shall be due for subsequent or repeated achievements of such milestone for such Fourth Amendment Product in subsequent Calendar Years.”

***With respect to the [***] Licensed Program, the Parties hereby agree that Table 2a (Sales Milestones) of the [***] Letter Agreement is deleted in its entirety and replaced with Table 2a ([***] Licensed Program Sales Milestones) set forth in Schedule 6.14, attached to the Fourth Amendment.

Final Execution Version
o.	Section 7.1.2. The heading used for Section 7.1.2 (Collaboration Technology) is hereby deleted in its entirety and replaced with the following: “Ownership Generally.”

p.	Section 7.1.4. Section 7.1.4 (Jointly Owned Collaboration Technology) is hereby amended in accordance with the following:

i.	The heading used for Section 7.1.4 is hereby deleted in its entirety and replaced with the following: “Joint Ownership.”; and

ii.	The following sentences are hereby added to the end of Section 7.1.4:

“Other than Jointly-Owned Collaboration Technology that arose from performance of a Collaboration Plan or that arises from performance of any Cooperation Plan, the Parties do not intend that any Know-How be conceived, discovered, developed or otherwise made jointly by or on behalf of the Parties (or their respective Affiliates) under or in connection with this Agreement or that any jointly-owned Patent Rights or other intellectual property rights will arise with respect thereto (“Other Joint Technology”).  As such, Ionis is under no obligation to provide any support to AstraZeneca except (i) as expressly set forth in the technology transfer plan under Section 4.9 (Lead [***] Compound Technology Transfer), which is attached hereto as Appendix 9, (ii) in accordance with Section 4.9.1 (Licensed Know-How – Generally) and Section 4.9.2 (Ionis Manufacturing and Analytical Know-How), (iii) as expressly set forth in a technology transfer plan agreed under Section 4.10 (Technology  Transfer for [***]), and (iv) under any Cooperation Plan agreed in accordance with Section 4.11 (Cooperation Plans).  In the event that any such Other Joint Technology does arise, each Party shall promptly disclose to its own IP Manager regarding the matter.  Thereafter, each Party’s respective IP Manager will meet to discuss the information received for coordination regarding any further actions to take with respect to such Other Joint Technology.”

q.	Section 7.2.2(b). Section 7.2.2(b) (Ionis Product-Specific Patents and Jointly-Owned Collaboration Patents) is hereby deleted in its entirety and replaced with the following:

“(b)
Ionis Product-Specific Patents and Jointly-Owned Collaboration Patents.  On an Exclusive Target-by-Exclusive Target basis, following the Collaboration Program Exercise Date with respect to such Exclusive Target (or, with respect to [***], following the Fourth Amendment Effective Date) so long as the applicable license to AstraZeneca under Section 4.1.1 is in effect, AstraZeneca will control and be responsible for all aspects of the Prosecution and Maintenance of the (i) Ionis Product-Specific Patents and (ii) Jointly-Owned Collaboration Patents that are not Ionis Core Technology Patents or Ionis Manufacturing and Analytical Patents, in each case (i) and (ii) to the same extent Ionis had the right to control and was responsible for such Prosecution and Maintenance immediately prior to such license (or such milestone payment), subject to Section 7.2.3.”

Final Execution Version
r.	Section 7.2.4. The following subsection is inserted after Section 7.2.4(e) (Other Matters Pertaining to Prosecution and Maintenance of Patents) as new Section 7.2.4(f):

“(f)  If, at the Fourth Amendment Effective Date, no Ionis Product-Specific Patent has been filed claiming the specific composition of matter of the Lead [***] Compound, AstraZeneca will control and be responsible for the filing of the patent application claiming such specific composition of matter in accordance with Section 7.2.2(b).  The Parties will cooperate in good faith on the drafting of the patent application, with Ionis providing input as requested by AstraZeneca, to ensure efficient drafting and timely filing of such a patent application.”

s.	Section 7.5. Section 7.5 (Enforcement of Patents Against Competitive Infringement) is hereby deleted in its entirety and replaced with the following:

“7.5
Enforcement of Patents Against Competitive Infringement.  With respect to infringement, unauthorized use, misappropriation or threatened infringement by a Third Party of any Product-Specific Patent by reason of the development, manufacture, use or commercialization of a product that binds to a Collaboration Target or to [***] in the Field (“Competitive Infringement”), prior to the applicable Collaboration Program Exercise Date, or, with respect to [***], the Fourth Amendment Effective Date, Ionis will have the sole right (with no obligation to discuss with AstraZeneca), but not the obligation, to institute, prosecute, and control a Proceeding with respect thereto.  With respect to any Competitive Infringement after the Fourth Amendment Effective Date, the Parties will handle such Competitive Infringement in accordance with the remainder of this Section 7.5.”

t.	Section 7.5.2. The first sentence of Section 7.5.2 (Control of Competitive Infringement Proceedings) is hereby deleted in its entirety and replaced with the following:

“For any Competitive Infringement with respect to a Product licensed to AstraZeneca under Section 4.1.1 that occurs after the applicable Collaboration Program Exercise Date (or, with respect to [***] Products, that occurs after the Fourth Amendment Effective Date), so long as part of such Proceeding AstraZeneca also enforces any Patent Rights Controlled by AstraZeneca (including any Ionis Product-Specific Patents assigned by Ionis to AstraZeneca under this Agreement) being infringed that Cover such Product, then AstraZeneca will have the first right, but not the obligation, to institute, prosecute, and control a Proceeding with respect thereto by counsel of its own choice at its own expense, and Ionis will have the right, at its own expense, to be represented in that action by counsel of its own choice, however, AstraZeneca will have the right to control such litigation.”

u.	Section 7.9. Section 7.9 (Obligation to Third Parties) is hereby deleted in its entirety and replaced with the following:

Final Execution Version
“7.9
Obligations to Third Parties.  Notwithstanding any of the foregoing, each Party’s rights and obligations with respect to Licensed Technology under this ARTICLE 7 will be subject to the Third Party rights and obligations under (i) Third Party agreements the restrictions and obligations of which AstraZeneca agreed to under Section 1.13.2, Section 6.8.2(a), Section 6.8.2(b)(2), and Section 6.8.2(c)(2), (ii) Prior Agreements as such agreements are in effect on the date such Collaboration Target was designated a High Interest Target and placed on the High Interest Target List (or, with respect to [***], the Fourth Amendment Effective Date) (and not as such Prior Agreement may be amended thereafter), and (iii) Ionis In-License Agreements as such agreements are in effect on the date identified as Ionis In-License Agreements and added to Appendix 3 in accordance with Section 6.8.5 and have been disclosed to AstraZeneca prior to such date (and in the form disclosed to AstraZeneca prior to such date and not as such Ionis In-License Agreements may be amended thereafter unless such amendment is made with AstraZeneca’s prior written consent); provided, however, that, to the extent that Ionis has a non-transferable right to prosecute, maintain or enforce any Patent Rights licensed to AstraZeneca hereunder and this Agreement purports to grant any such rights to AstraZeneca, Ionis will act in such regard with respect to such Patent Rights at AstraZeneca’s direction.”

v.	Section 8.2. Section 8.2 (Representations, Warranties and Covenants of Ionis) is hereby amended in accordance with the below.

i.	Section 8.2 (Representations, Warranties and Covenants of Ionis) is hereby deleted in its entirety and replaced with the following:

“8.2.
Representations, Warranties and Covenants of Ionis.  Ionis hereby represents and warrants to AstraZeneca, as of the Effective Date (or, with respect to Sections 8.2.13 through 8.2.22, as of the Fourth Amendment Effective Date) that:”; and

ii.
Section 8.2 (Representations, Warranties and Covenants of Ionis) is hereby amended by adding the following new Sections 8.2.13 through 8.2.22 at the end of Section 8.2 (Representations, Warranties and Covenants of Ionis):

“8.2.13.
Ionis is the owner, or otherwise has the right to grant all rights and licenses it purports to grant to AstraZeneca with respect to the Licensed Technology under this Agreement for each of the Lead [***] Compound and the Secondary [***] Compound as it exists on the Fourth Amendment Effective Date;

8.2.14.
to Ionis’ Knowledge, all Licensed Patents with respect to each of the Lead [***] Compound and the Secondary [***] Compound have been filed and maintained properly and correctly in all material respects;

Final Execution Version
8.2.15.
Ionis has not previously entered into any agreement, whether written or oral, with respect to, or otherwise assigned, transferred, licensed, conveyed or otherwise encumbered its right, title or interest in or to, the Licensed Technology with respect to the Lead [***] Compound or the Secondary [***] Compound (including by granting any covenant not to sue with respect thereto) in such a way as to make the representation set forth in Section 8.2.13 not true, and it will not enter into any such agreements or grant any such right, title or interest to any Person that is inconsistent with the rights and licenses granted to AstraZeneca under this Agreement;

8.2.16.
to Ionis’ Knowledge, each of the Licensed Patents with respect to the Lead [***] Compound or the Secondary [***] Compound properly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the jurisdiction in which such Patent Right is issued or such application is pending;

8.2.17.
Ionis has not received any written claim alleging, and does not have Knowledge of any fact or circumstance, indicating, that any of the Licensed Patents with respect to the Lead [***] Compound or the Secondary [***] Compound are invalid or unenforceable;

8.2.18.
Ionis has not received any written claim alleging and, except as set forth in Schedule 8.2.18, attached to the Fourth Amendment, does not have Knowledge of any fact or circumstance indicating that the Lead [***] Compound or the Secondary [***] Compound infringes any intellectual property rights of a Third Party;

8.2.19.
to Ionis’ Knowledge, in respect of the pending United States patent applications included in the Licensed Patents with respect to the Lead [***] Compound or the Secondary [***] Compound, Ionis has submitted all material prior art of which it is aware in accordance with the requirements of the United States Patent and Trademark Office;

8.2.20.
to Ionis’ Knowledge, (i) neither Ionis nor its Affiliates owns or Controls any Patent Rights or Know How covering formulation or delivery technology as of the Fourth Amendment Effective Date and (ii) there are no additional licenses (beyond those granted to AstraZeneca under Section 4.1.1) under any intellectual property owned or Controlled by Ionis or its Affiliates as of the Fourth Amendment Effective Date, in each case (i) and (ii) that would be necessary or useful in order for AstraZeneca to further Develop, Manufacture or Commercialize a Product comprising the Lead [***] Compound or the Secondary [***] Compound;

Final Execution Version
8.2.21.
Appendix 7 (Prior Agreements) includes a complete and accurate list of all agreements between Ionis and Third Parties relevant to [***] Compounds that create material Third Party Obligations that affect the rights granted by Ionis to AstraZeneca with respect to [***] Compounds.  Such Prior Agreements have not been materially amended or extended since first being placed in the Ionis data room to which AstraZeneca was given access during the negotiation of the Fourth Amendment and subject to redactions represent a true and complete and accurate copy thereof, and any such redactions are of information not necessary to disclose to understand the implications of such Prior Agreements to this Agreement; and

8.2.22.
Ionis has not conducted any clinical studies with any [***] Product and has conducted, and has required its contractors and consultants (if any) to conduct, any and all preclinical studies related to the [***] Products as required by Applicable Law, in each case as applicable when such activities were conducted and under the laws and regulations of the country and the state and local government wherein such activities were conducted.”

w.	Section 10.2.1(a). Section 10.2.1(a) (Termination for Convenience or with respect to [***]) is hereby deleted in its entirety and replaced with the following:

“(a)
Termination for Convenience.  At any time following payment by AstraZeneca of all upfront fees under Section 6.1, subject to Section 10.3.1 below, AstraZeneca will be entitled to terminate this Agreement in its entirety or in part on a Licensed Program-by-Licensed Program basis for convenience by providing 90 days prior written notice to Ionis of such termination.”

x.	Section 10.2.3(b). The last sentence of Section 10.2.3(b) is hereby deleted in its entirety and replaced with the following:

“Following such a meeting, if AstraZeneca fails to use Commercially Reasonable Efforts as contemplated in ARTICLE 1 or Section 5.1, and such failure constitutes a material breach of this Agreement, then, subject to Section 10.2.4 below, Ionis will have the right, at its sole discretion, to terminate this Agreement in part on a Licensed Program-by-Licensed Program basis.”

y.	Section 10.2.5. Section 10.2.5 (Termination of a Licensed Program) is hereby deleted in its entirety and replaced with the following:

“10.2.5
Termination of a Licensed Program.  From and after the Fourth Amendment Effective Date, neither Party will be entitled to terminate a Licensed Program pursuant to Sections 10.2.2 or 10.2.3 unless the material breach or failure to use Commercially Reasonable Efforts is with respect to such Licensed Program and any such breach or failure will be determined on a Licensed Program-by-Licensed Program basis.”

Final Execution Version
z.	Section 10.3.1. Section 10.3.1 (Consequence of Termination of this Agreement) is hereby deleted in its entirety and replaced with the following:

“10.3.1.
Consequence of Termination of this Agreement. If this Agreement is terminated by a Party in accordance with Section 10.2, in its entirety or on a Licensed Program-by-Licensed Program basis at any time and for any reason, the following terms will apply to any such termination, but only to the extent of any such termination (i.e., with respect to a terminated Licensed Program (the “Terminated Program” and its Target, the “Terminated Target” and the Products under such Terminated Program at the termination Date, the “Discontinued Products”), or in its entirety):”

aa.	Section 10.3.1(f). Section 10.3.1(f) (Return of Information and Materials) is hereby deleted in its entirety and replaced with the following:

“(f)
Return of Information and Materials.  The Parties will [***] any and all data, files, records and other materials containing or comprising the other Party’s Confidential Information to which the Party then in possession of such Confidential Information does not retain rights under the surviving provisions of this Agreement.  The Parties agree that each Party will be permitted to retain one copy of any such data, files, records, and other materials for archival and legal compliance purposes, as well as any additional copies of, or any computer records or files containing, the other Party’s Confidential Information that have been created solely by automatic archiving and back-up procedures (to the extent created and retained in a manner consistent with the retaining Party’s standard archiving and back-up procedures, but not for any other use or purpose).  All Confidential Information will continue to be subject to the terms of this Agreement for the period set forth in Section 11.1.”

bb.	Section 10.3.2. Section 10.3.2 (Ionis: Special Consequences of Certain Terminations) is hereby amended in accordance with the below:

i.	Section 10.3.2(a)(1) is hereby deleted in its entirety and replaced with the following:

“(1) a sublicensable, worldwide, exclusive license or sublicense, as the case may be, under all AstraZeneca Technology (excluding AstraZeneca Background Intellectual Property) Controlled by AstraZeneca as of the date of such reversion that Covers the Discontinued Product as Developed or Commercialized by AstraZeneca or its Affiliates as at such date; provided that (i) [***] and (ii) upon Ionis’ written request, AstraZeneca will [***].  Ionis will confirm to AstraZeneca in any notification under Section 10.3.2(a)(1)(i) that, on or prior to [***].”;

ii.	Section 10.3.2(c) is hereby deleted in its entirety and replaced with the following:

“(c)
In accordance with [***] pursuant to Section 10.3.1(f), AstraZeneca will transfer to Ionis for use with respect to the Development and Commercialization of the Discontinued Product, any Know-How, data, results, regulatory information, qualitative market research, health economic study information, material communications with payors, filings, and files in the possession of AstraZeneca, or copies thereof, as of the date of such termination or reversion that relate solely to such Discontinued Product;”;

Final Execution Version
iii.	Section 10.3.2(g) is hereby deleted in its entirety and replaced with the following:

“(g)
If Ionis or any of its Affiliates or Sublicensees Commercializes a Discontinued Product for which AstraZeneca has paid Ionis the license fee under Section 6.2 (or the up-front fee for [***] Products under Section 6.1) for a Product, then in each such case, following the First Commercial Sale of such Discontinued Product by Ionis or its Affiliates or Sublicensees, Ionis will pay AstraZeneca a royalty of [***]% of Annual worldwide Net Sales of such Discontinued Product until [***];”; and

iv.	Section 10.3.2(j) is hereby deleted in its entirety and replaced with the following:

“(j)
for clarity, the licenses granted by AstraZeneca pursuant to this Section 10.3.2 do not include any intellectual property rights relating to (i) compounds or other active ingredients either alone or in combination other than the Compound contained in the Discontinued Product or (ii) the Exploitation of such other compound or active ingredient (either alone or in combination) or (iii) any formulation technology, delivery technology, device technology, manufacturing technology or other platform technology that is not necessary or used with the Discontinued Product as of the effective date of such termination to Exploit the Discontinued Product.  With respect to a Discontinued Product that contains a [***] Compound for [***] solely for manufacture and supply of the Discontinued Product for Ionis and under industry standard confidentiality provisions reasonably acceptable to AstraZeneca.”

cc.	Section 12.7. The contact information for each of Ionis and AstraZeneca under Section 12.7 (Notices) is hereby deleted in its entirety and replaced with the following:

“If to Ionis, addressed to:	Ionis Pharmaceuticals, Inc.
2855 Gazelle Court
Carlsbad, CA 92010
Attention: Chief Business Officer

With a copy to
(which copy will not constitute notice):	[***]
Attention: General Counsel

Final Execution Version
If to AstraZeneca, addressed to:	AstraZeneca AB
SE-431 83 Mölndal
Sweden
Attention: VP, Global Head of the
Business Development and Licensing,
BioPharmaceuticals R&D

With a copy to
(which copy will not constitute notice):	[***]
Attention: Deputy General Counsel,
Corporate Legal”

dd.	Appendix 1. Appendix 1 (Definitions) is hereby amended as set forth in Appendix 1A (Definitions), attached hereto.

ee.
Appendix 4.  Appendix 4 (Ionis Core Technology Patents) is hereby amended to include the Ionis Core Technology Patents with respect to the Lead [***] Compound and the Secondary [***] Compound, which are identified in Appendix 4A attached hereto.

ff.
Appendix 5.  Appendix 5 (Ionis Manufacturing and Analytical Patents) is hereby amended to include the Ionis Manufacturing and Analytical Patents with respect to the Lead [***] Compound and the Secondary [***] Compound, which are identified in Appendix 5A attached hereto.

gg.
Appendix 6.  Appendix 6 (Ionis Product-Specific Patents) is hereby amended to include the Ionis Product-Specific Patents with respect to the [***] Products, which are identified in Appendix 6A attached hereto.

hh.	Appendix 7. Appendix 7 (Prior Agreements) is hereby amended to include the agreements identified in Appendix 7A (Prior Agreements), attached hereto, in appropriate alphabetical order.

ii.
Appendices 8A and 8B.  The Agreement is hereby amended to include new Appendix 8A (Lead [***] Compound) and Appendix 8B (Secondary [***] Compound), attached hereto, at the end of the appendices attached to the Agreement.

jj.	Appendix 9. The Agreement is hereby amended to include new Appendix 9 (Lead [***] Compound Technology Transfer Plan), attached hereto, at the end of the appendices attached to the Agreement.

3.	Fourth Amendment Effective Date

This Fourth Amendment will become effective on the Fourth Amendment Effective Date.

Final Execution Version
4.	Entire Agreement

This Fourth Amendment (including all appendices attached hereto), together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of the Agreement.  The Agreement together with this Fourth Amendment supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreement, as amended.  Each Party confirms that it is not relying on any representations, warranties, or covenants of the other Party except as specifically set out in the Agreement, as amended.  Nothing in this Fourth Amendment is intended to limit or exclude any liability or fraud.  The Parties hereby agree that subject to the modifications specifically stated in this Fourth Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

[Remainder of page intentionally blank. Signatures follow.]

Final Execution Version
Execution

THIS FOURTH AMENDMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

ASTRAZENECA AB (publ.)		IONIS PHARMACEUTICALS, INC.

By:	/s/ Ulrika Lilja	By:	/s/ Brett Monia

Name: Ulrika Lilja		Name: Brett Monia
Title: Authorised Signatory		Title: CEO

Final Execution Version
Appendix 1A

Definitions

“Additional [***] Product-Specific Patents” has the meaning set forth in Section 6.8.2(c)(1).

“Annual Net Sales Milestone Threshold” has the meaning set forth in Section 6.14 (Commercial Milestones).

“Annual Net Sales-Based Milestone Payment” has the meaning set forth in Section 6.14 (Commercial Milestones).

“APOL1” means the mRNA or pre-RNA of the human apolipoprotein L1 gene (NCBI Gene ID: 8542; Ensembl Gene ID: ENSG00000100342), including any alternative splice variants, mutants, polymorphisms or fragments.

“APOL1 Product” has the meaning set forth in the Recitals of the Fourth Amendment.

“AstraZeneca Collaboration Intellectual Property” means any Know-How and Patent Rights that were discovered, developed, invented or created by or on behalf of AstraZeneca in connection with (a) the performance of any Collaboration Plan and/or (b) if, following the Fourth Amendment Effective Date and during the Agreement Term, the Parties mutually agree, in writing, upon a Cooperation Plan, the performance of activities under such plan, in each case ((a) and (b)) including AstraZeneca’s interest in any Jointly-Owned Collaboration Technology and excluding any AstraZeneca Product-Specific Patents.

“AstraZeneca Field” means [***].

“Collaboration Intellectual Property” or “Collaboration Technology” means, collectively, AstraZeneca Collaboration Intellectual Property, Ionis Collaboration Intellectual Property and Jointly-Owned Collaboration Technology.  For the avoidance of doubt, [***].

“Collaboration Products” has the meaning set forth in the Recitals of the Fourth Amendment.

“Compound” means (i) any ASO that is designed to bind to a Collaboration Target, where such ASO is discovered by Ionis prior to the date on which such Target becomes a High Interest Target (or, with respect to [***], the Effective Date), or in the performance of a Collaboration Plan or (ii) any [***] Compound; and in each case any salt, hydrate, solvate or pro-drug thereof.  For clarity, such ASOs will be different Compounds if they have different sequences of nucleotides, use different modified nucleotides (including a different backbone, sugar moiety or base modification), or if they employ different Conjugate Technology, such as GalNAc.

“Cooperation Plan” has the meaning set forth in Section 4.11.

Final Execution Version
“Exclusive Target” means (i) any Reserved Target, (ii) High Interest Target, (iii) any Collaboration Target, or (iv) [***].  The term “Exclusive Targets” means collectively the Reserved Targets, High Interest Targets, Collaboration Targets, and [***].

“Fourth Amendment” has the meaning set forth in the Preamble of the Fourth Amendment.

“Fourth Amendment Effective Date” has the meaning set forth in the Preamble of the Fourth Amendment.

“Fourth Amendment Products” means the APOL1 Products, [***] Products, [***] Products, or PNPLA3 Products, collectively or individually, as the context requires.

“Ionis” has the meaning set forth in the Preamble of the Fourth Amendment.

“Ionis Collaboration Intellectual Property” means any Know-How and Patent Rights that were discovered, developed, invented or created by or on behalf of Ionis in connection with (a) the performance of any Collaboration Plan and/or (b) if, following the Fourth Amendment Effective Date and during the Agreement Term, the Parties mutually agree, in writing, upon a Cooperation Plan, the performance of activities under such plan, in each case ((a) and (b)) including Ionis’ interest in any Jointly-Owned Collaboration Technology and excluding any Ionis Product-Specific Patents.

“Ionis Field” means [***].

“Jointly-Owned Collaboration Know-How” means Know-How discovered, developed, invented or created jointly by or on behalf of both Parties or their respective Affiliates or Third Parties acting on their behalf in connection with (a) the performance of any Collaboration Plan and/or (b) if, following the Fourth Amendment Effective Date and during the Agreement Term, the Parties mutually agree, in writing, upon a Cooperation Plan, the performance of activities under such plan, in each case ((a) and (b)) that is necessary or useful to Develop, Manufacture or Commercialize a Product in the Field.

“Knowledge” means the good faith, actual understanding of the facts and information by a Party’s or any of its Affiliate’s executive officers and their attorneys employed in their Legal Department and Patent Department as of the Effective Date, a Bring-Down Date or the Fourth Amendment Effective Date (as applicable); provided that, with respect to information regarding the status of Patent Rights or other intellectual property rights, “Knowledge” means the good faith, actual understanding of the facts and information by a Party’s or any of its Affiliate’s executive officers and their attorneys employed in their Legal Department and Patent Department as of the Effective Date, a Bring-Down Date or the Fourth Amendment Effective Date (as applicable) after performing a diligent investigation with respect to such facts and information as is customary in the conduct of its business with respect to such Patent Rights or other intellectual property rights (and not, for clarity, a diligent investigation solely in connection with this Agreement).

Final Execution Version
“Licensed Program” means (i) a Collaboration Program following exercise of the applicable Collaboration Program License Right or (ii) the [***] Licensed Program; provided that in all cases ((i) and (ii)), for so long as the applicable license under Section 4.1.1 for such program is effective.

“Minimum Third Party Payments” means [***].

“[***]” means [***].

“[***] Compound” means any ASO that is designed to bind to [***], where such ASO was discovered by Ionis prior to the Fourth Amendment Effective Date, including [***] which is specifically described in Appendix 8A (the “Lead [***] Compound”) and [***] which is specifically described in Appendix 8B (the “Secondary [***] Compound”).

“[***] Licensed Program” means the program for [***] Products under the Agreement.

“[***] Product” means a Product that comprises a Compound designed to bind to [***].

“Other Joint Technology” has the meaning set forth in Section 7.1.4.

“[***]” means [***].

“[***] Letter Agreement” has the meaning set forth in the Preamble of the Fourth Amendment.

“[***] Product” has the meaning set forth in the Recitals of the Fourth Amendment.

“PNPLA3” means the mRNA or pre-RNA of the human patatin like phospholipase domain containing 3 gene (NCBI Gene ID: 80339; Ensembl Gene ID: ENSG00000100344), including any alternative splice variants, mutants, polymorphisms or fragments.

“PNPLA3 Product” has the meaning set forth in the Recitals of the Fourth Amendment.

Final Execution Version
Appendix 4A

Ionis Core Technology Patents

(With Respect to the Lead [***] Compound and the Secondary [***] Compound)

[***]

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Appendix 5A

Ionis Manufacturing and Analytical Patents

(With Respect to the Lead [***] Compound and the Secondary [***] Compound)

[***]

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Appendix 6A

Ionis Product-Specific Patents

(With Respect to the [***] Products)

[***]

Final Execution Version
Appendix 7A

Prior Agreements

[***]

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Appendix 8A

Lead [***] Compound

(Also known as [***])

[***]

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Appendix 8B

Secondary [***] Compound

(Also known as [***])

[***]

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Appendix 9

Lead [***] Compound Technology Transfer Plan

[***]

Final Execution Version
Schedule 6.4

Table 1a:          [***] Licensed Program Development Milestones

Product Milestone Event	CVRM Agreement Milestone Payment (M)	[***]	Total Milestone Payment (M)
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]

Final Execution Version
Schedule 6.7.1

Table 3a: [***] Licensed Program Royalties

Annual Worldwide Net Sales of Products from a Licensed Program	CVRM Agreement Royalty Rate	[***]	Total Royalty Rate
For the portion of Annual Worldwide Net Sales < $[***]	[***]%	[***]	[***]%
For the portion of Annual Worldwide Net Sales ≥ $[***] but < $[***]	[***]%	[***]	[***]%
For the portion of Annual Worldwide Net Sales ≥ $[***]	[***]%	[***]	[***]%

Final Execution Version
Schedule 6.14

Table 2a: [***] Licensed Program Sales Milestones

Sales Milestone Event	CVRM Agreement Milestone Payment (M)	[***]	Total Milestone Payment (M)
Cumulative Net Sales ≥ $[***]	$[***]	[***]	$[***]*
Cumulative Net Sales ≥ $[***]	$[***]	[***]	$[***]*
[***]

Final Execution Version
Schedule 8.2.18

[***]